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                                                   ANNUAL REPORT, March 31, 1999


                                                   AMERICAN GAS INDEX FUND, INC.
[RUSHMORE LOGO APPEARS HERE]      4922 Fairmont Avenue, Bethesda, Maryland 20814
                                                   (800) 622-1386 (301) 657-1510

--------------------------------------------------------------------------------

Dear Shareholders:

Two consecutive near record warmer than average winters reduced gas heating de-mand in the residential, commercial and industrial sectors. As a result, gas company financial results were dismal and gas stocks were jettisoned by short-term market traders. According to one veteran industry analyst, "The good news is that the odds for a repeat performance in 1999/2000 are very slim." Conse-quently, the fiscal year ended March 31, 1999 was the Fund's low point in per-formance, since the Fund was launched in May 1989.

For the fiscal year ended March 31, 1999, the Fund's total return was a nega-tive 6.35%. Net asset value (NAV) at the beginning of the period was $18.59 and reached an all-time high of $18.95 on April 2, 1998. As the financial impact of the first of the warm winters became widespread and was compounded by the sec-ond warm winter the Fund's NAV steadily declined to a low of $16.27 on February 16, 1999. During the fiscal year, the Fund provided an income return of 6.08% composed of a regular dividend of $0.507 and capital gains distributions of $0.6832 per share. Six of the Fund's ten largest holdings declined during the fiscal year, as did 78% of the total portfolio. As a result, the Fund lagged behind most market benchmarks.

The American Gas Association forecasts that with normal weather, gas demand will grow

                             Top Five Performers
                  (Price Change: Year Ended March 31, 1999)

PECO Energy Company                          109.04%
The Montana Power Company                    103.99%
Enron Corporation                             38.54%
Public Service Co. of North Carolina, Inc.    38.42%
Energy East Corporation                       31.82%

                            Bottom Five Performers
                  (Price Change: Year Ended March 31, 1999)

Virginia Gas Company            (67.21)%
MCN Energy Group                (57.02)%
KN Energy, Inc.                 (49.37)%
UGI Corporation                 (40.93)%
ONEOK, Inc.                     (39.26)%

                 [TOTAL RETURN COMPARISON GRAPH APPEARS HERE]

                            Total Return Comparison
                          (Year Ended March 31, 1999)

American Gas Index Fund         (6.35)%
Dow Jones Industrials           12.82%
Dow Jones Utilities              5.98%
S&P 500                         18.46%



The average annual total return was (6.35)% for the one-year period, 12.65% for the five-year period, and 9.87% for the period 5/10/89 (inception) through March 31, 1999. Returns are historical and include changes in principal and reinvested dividends and capital gains. Your return and principal will vary and you may hav a gain or loss when you sell shares.

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by 5% this year and increase by 32% by the year 2010. Similar predictions have been promulgated by American and Canadian governmental bodies and energy
"think tanks". The industry is preparing for this growth by expanding pipeline delivery capacity, increasing storage facilities, and maintaining domestic and Canadian gas reserves. New technology, especially in power generation and cli-mate control, is expected to account for much of the growth. In addition, new construction and conversion of non-gas heated homes represent a huge and prof-itable market for gas utilities. This positive long-term industry outlook com-bined with the deregulation of gas and electric power companies and depressed stock prices has accelerated merger and acquisition activity by growth ori-ented management. Several major announced "deals" are being finalized. This activity has increased investor interest in the Fund's holdings and should be a bonus for the Fund by providing financial rewards for Fund shareholders.

You can follow the Fund's progress on our web site www.rushmorefunds.com or contact us directly. We welcome your interest and participation in the Fund.

Sincerely,



Richard J. Garvey
Chairman
American Gas Index Fund, Inc.

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                                       2

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                         AMERICAN GAS INDEX FUND, INC.

                            STATEMENT OF NET ASSETS

                                 March 31, 1999

                                                         Market Value Percent of
                                                 Shares    (Note 1)   Net Assets
                                                 ------- ------------ ----------
COMMON STOCKS
The Williams Companies, Inc. ................... 285,000 $11,257,500      5.62%
Columbia Energy Group .......................... 200,000  10,450,000      5.22
Consolidated Natural Gas Co. ................... 205,000   9,980,938      4.98
The Coastal Corp. .............................. 300,000   9,900,000      4.94
Duke Energy Corp. .............................. 175,000   9,559,375      4.77
El Paso Energy Corp. ........................... 285,000   9,315,937      4.65
KeySpan Energy Corp. ........................... 365,000   9,170,625      4.58
Enron Corp. .................................... 135,200   8,686,600      4.34
Sempra Energy .................................. 401,600   7,705,700      3.85
PG&E Corp. ..................................... 225,000   6,989,063      3.49
NICOR, Inc. .................................... 125,000   4,492,188      2.24
Reliant Energy, Inc. ........................... 170,000   4,430,625      2.21
Sonat, Inc. .................................... 130,000   3,900,000      1.95
Consolidated Edison, Inc. ......................  85,000   3,851,562      1.92
NIPSCO Industries, Inc. ........................ 129,052   3,484,404      1.74
National Fuel Gas Co. ..........................  85,000   3,336,250      1.67
KN Energy, Inc. ................................ 165,000   3,289,688      1.64
Public Service Enterprise Group, Inc. ..........  85,000   3,245,938      1.62
UtiliCorp United, Inc. ......................... 139,500   3,173,625      1.58
Piedmont Natural Gas Co., Inc. .................  90,000   3,150,000      1.57
Peoples Energy Corp. ...........................  95,000   3,069,688      1.53
CMS Energy Corp. ...............................  75,000   3,004,688      1.50
Washington Gas Light Co. ....................... 130,000   2,941,250      1.47
AGL Resources, Inc. ............................ 165,000   2,897,812      1.45
Questar Corp. .................................. 140,000   2,371,250      1.18
MCN Energy Group, Inc. ......................... 135,000   2,168,437      1.08
Southwest Gas Corp. ............................  75,000   2,062,500      1.03
Atmos Energy Corp. .............................  85,000   2,045,313      1.02
PECO Energy Co. ................................  42,500   1,965,625      0.98
ONEOK, Inc. ....................................  75,000   1,856,250      0.93
The Montana Power Co. ..........................  25,000   1,839,063      0.92
WICOR, Inc. ....................................  80,000   1,620,000      0.81
Indiana Energy, Inc. ...........................  83,066   1,573,062      0.79
Public Service Co. of North Carolina, Inc. .....  55,000   1,560,625      0.78
Eastern Enterprises ............................  42,103   1,531,497      0.76
Southern Union Co.* ............................  78,750   1,486,406      0.74
Texas Utilities Co. ............................  35,000   1,459,063      0.73
New Century Energies, Inc. .....................  42,500   1,447,656      0.72
New Jersey Resources Corp. .....................  40,000   1,422,500      0.71
Northwest Natural Gas Co. ......................  60,000   1,312,500      0.66

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                                       3

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                         AMERICAN GAS INDEX FUND, INC.

                      STATEMENT OF NET ASSETS (continued)

                                                         Market Value Percent of
                                                  Shares   (Note 1)   Net Assets
                                                  ------ ------------ ----------
COMMON STOCKS (continued)
Equitable Resources, Inc. ....................... 50,000  $1,303,125      0.65%
MDU Resources Group, Inc. ....................... 52,500   1,200,938      0.60
Northern States Power Co. ....................... 50,000   1,159,375      0.58
Niagara Mohawk Holdings, Inc.* .................. 80,000   1,075,000      0.54
Energy East Corp. ............................... 20,000   1,051,250      0.52
Cinergy Corp. ................................... 37,500   1,031,250      0.51
Laclede Gas Co. ................................. 46,000     963,125      0.48
Baltimore Gas and Electric Co. .................. 37,500     951,562      0.48
Pennsylvania Enterprises, Inc. .................. 39,500     948,000      0.47
North Carolina Natural Gas Corp. ................ 30,000     911,250      0.45
Colonial Gas Co. ................................ 25,000     862,500      0.43
L G & E Energy Corp. ............................ 40,000     832,500      0.42
Interstate Energy, Inc. ......................... 30,000     795,000      0.40
Wisconsin Energy Corp. .......................... 30,000     783,750      0.39
Energen Corp. ................................... 45,000     672,187      0.34
Dynegy, Inc. .................................... 47,300     665,156      0.33
DPL, Inc. ....................................... 40,000     660,000      0.33
Commonwealth Energy System Co. .................. 17,000     654,500      0.33
South Jersey Industries, Inc. ................... 30,000     648,750      0.32
NUI Corp. ....................................... 30,000     646,875      0.32
Yankee Energy System, Inc. ...................... 27,500     634,219      0.32
Connecticut Energy Corp. ........................ 25,000     606,250      0.30
CTG Resources, Inc. ............................. 25,000     603,125      0.30
TECO Energy, Inc. ............................... 30,000     596,250      0.30
Citizens Utilities Co., Series B* ............... 75,000     581,250      0.29
SEMCO Energy, Inc. .............................. 36,750     565,031      0.28
Rochester Gas & Electric Corp. .................. 20,000     512,500      0.26
Orange and Rockland Utilities, Inc. .............  7,500     430,781      0.22
Illinova Corp. .................................. 20,000     423,750      0.21
UGI Corp. ....................................... 25,000     417,188      0.21
Connectiv, Inc. ................................. 20,000     387,500      0.19
Public Service Co. of New Mexico ................ 22,500     382,500      0.19
WPS Resources Corp. ............................. 12,500     368,750      0.18
EnergySouth, Inc. ............................... 16,000     328,000      0.16
Providence Energy Corp. ......................... 17,000     312,375      0.16
MidAmerican Energy Holdings Co. ................. 10,000     280,000      0.14
SIGCORP, Inc. ................................... 10,000     273,750      0.14
EnergyNorth, Inc. ...............................  9,000     247,500      0.12
Central Hudson Gas and Electric Corp. ...........  6,500     232,781      0.12
Sierra Pacific Resources ........................  6,000     211,125      0.11
Fall River Gas Co. .............................. 10,000     176,250      0.09
Chesapeake Utilities Corp. ...................... 10,000     160,625      0.08

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                                       4

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                         AMERICAN GAS INDEX FUND, INC.

                      STATEMENT OF NET ASSETS (continued)

                                                        Market Value Percent of
                                                 Shares   (Note 1)   Net Assets
                                                 ------ ------------ ----------
COMMON STOCKS (continued)
Southwestern Energy Co. ........................ 22,000 $    155,375     0.08%
Roanoke Gas Co. ................................  7,500      146,250     0.07
Berkshire Energy Resources .....................  7,500      143,437     0.07
Entergy Corp. ..................................  5,000      137,500     0.07
Valley Resources, Inc. ......................... 12,000      126,000     0.06
P P & L Resources, Inc. ........................  5,000      123,750     0.06
Delta Natural Gas Co., Inc. ....................  6,500      116,187     0.06
Corning Natural Gas Corp. ......................  4,500       96,750     0.05
Energy West, Inc. ..............................  7,500       65,625     0.03
USX-Marathon Group .............................  2,000       55,000     0.03
Minnesota Power, Inc. ..........................  2,000       39,500     0.02
Virginia Gas Co. ............................... 15,000       37,500     0.02
UNITIL Corp. ...................................  1,000       23,000     0.01
                                                        ------------   ------
Total Common Stocks (Cost $122,813,982) ........         196,818,670    98.26
                                                        ------------   ------
REPURCHASE AGREEMENT
With PaineWebber Inc., at 4.80%, dated 3/31/99,
 to be repurchased at $2,187,597 on 4/1/99,
 collaterized by U.S. Treasury Notes due
 12/31/99 (Cost $2,187,305) ....................           2,187,305     1.09
                                                        ------------   ------
Total Investments (Cost $125,001,287) ..........         199,005,975    99.35
Other Assets Less Liabilities ..................           1,310,835     0.65
                                                        ------------   ------
Net Assets (Note 5) ............................        $200,316,810   100.00%
                                                        ============   ======
Net Asset Value Per Share (Based on 12,305,907
 Shares
 Outstanding) ..................................              $16.28
                                                        ============

                             *Non-income producing

                       See Notes to Financial Statements.

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                                       5

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                         AMERICAN GAS INDEX FUND, INC.

                            STATEMENT OF OPERATIONS

                       For the Year Ended March 31, 1999

Investment Income
 Dividends....................................................... $  7,929,361
 Interest........................................................      383,326
                                                                  ------------
  Total Investment Income........................................    8,312,687
                                                                  ------------
Expenses
 Investment Advisory Fee (Note 2)................................      901,335
 Accounting and Administrative Service Fee (Note 2)..............      788,668
 Administrative Fee (Note 2).....................................      225,334
                                                                  ------------
  Total Expenses.................................................    1,915,337
                                                                  ------------
Net Investment Income............................................    6,397,350
                                                                  ------------
Net Realized Gain on Investment Transactions.....................    9,883,696
Change in Net Unrealized Appreciation of Investments.............  (30,421,779)
                                                                  ------------
Net Loss on Investments..........................................  (20,538,083)
                                                                  ------------
Net Decrease in Net Assets Resulting from Operations............. $(14,140,733)
                                                                  ============

                       See Notes to Financial Statements.

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                                       6

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                         AMERICAN GAS INDEX FUND, INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                         For the Years Ended March 31,

                                                        1999          1998
                                                    ------------  ------------
Increase (Decrease) in Net Assets
Operations
 Net Investment Income............................. $  6,397,350  $  6,200,861
 Net Realized Gain on Investment Transactions......    9,883,696    10,027,070
 Change in Net Unrealized Appreciation of
  Investments......................................  (30,421,779)   40,256,921
                                                    ------------  ------------
  Net Increase (Decrease) in Net Assets Resulting
   from Operations.................................  (14,140,733)   56,484,852
                                                    ------------  ------------
Distributions to Shareholders
 From Net Investment Income........................   (6,353,353)   (6,222,067)
 From Net Realized Gain on Investments.............   (8,531,808)   (1,570,262)
                                                    ------------  ------------
  Total Distributions to Shareholders..............  (14,885,161)   (7,792,329)
                                                    ------------  ------------
Share Transactions
 Net Proceeds from Sales of Shares.................   35,889,754    47,979,895
 Reinvestment of Distributions.....................   13,403,164     6,937,426
 Cost of Shares Redeemed...........................  (64,317,934)  (72,300,100)
                                                    ------------  ------------
  Net Decrease in Net Assets Resulting from Share
   Transactions....................................  (15,025,016)  (17,382,779)
                                                    ------------  ------------
  Total Increase (Decrease) in Net Assets..........  (44,050,910)   31,309,744
Net Assets -- Beginning of Year....................  244,367,720   213,057,976
                                                    ------------  ------------
Net Assets -- End of Year.......................... $200,316,810  $244,367,720
                                                    ============  ============
Shares
 Sold..............................................    2,006,326     2,842,334
 Issued in Reinvestment of Distributions...........      764,283       402,257
 Redeemed..........................................   (3,612,456)   (4,449,482)
                                                    ------------  ------------
  Net Decrease in Shares...........................     (841,847)   (1,204,891)
                                                    ============  ============

                       See Notes to Financial Statements.

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                                       7

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                         AMERICAN GAS INDEX FUND, INC.

                              FINANCIAL HIGHLIGHTS

                                     For the Years Ended March 31,
                              -------------------------------------------------
                                1999       1998      1997      1996      1995
                              --------   --------  --------  --------  --------
Per Share Operating
 Performance
 Net Asset Value --
   Beginning of Year........  $  18.59   $  14.84  $  13.25  $  11.13  $  11.08
                              --------   --------  --------  --------  --------
Income from Investment
 Operations:
 Net Investment Income......      0.51       0.47      0.45      0.45      0.44
 Net Realized and Unrealized
  Gain (Loss) on
  Investments...............     (1.63)      3.87      1.60      2.13      0.05
                              --------   --------  --------  --------  --------
  Total from Investment
   Operations...............     (1.12)      4.34      2.05      2.58      0.49
                              --------   --------  --------  --------  --------
Distributions to
 Shareholders:
 From Net Investment Income.     (0.51)     (0.47)    (0.46)    (0.46)    (0.44)
 From Net Realized Capital
  Gain......................     (0.68)     (0.12)       --        --        --
                              --------   --------  --------  --------  --------
  Total Distributions.......     (1.19)     (0.59)    (0.46)    (0.46)    (0.44)
                              --------   --------  --------  --------  --------
 Net Increase (Decrease) in
  Net Asset Value...........     (2.31)      3.75      1.59      2.12      0.05
                              --------   --------  --------  --------  --------
 Net Asset Value -- End of
  Year......................  $  16.28   $  18.59  $  14.84  $  13.25  $  11.13
                              ========   ========  ========  ========  ========
Total Investment Return.....     (6.35)%    29.62%    15.60%    23.46%     4.72%
Ratios to Average Net Assets
 Expenses...................      0.85%      0.85%     0.85%     0.85%     0.85%
 Net Investment Income......      2.84%      2.83%     3.06%     3.71%     4.04%
Supplementary Data
 Portfolio Turnover Rate....      10.4%      12.9%      8.2%     10.0%      8.5%
 Net Assets at End of Year
  (in thousands)............  $200,317   $244,368  $213,058  $204,000  $188,544
 Number of Shares
  Outstanding at End of Year
  (in thousands)............    12,306     13,148    14,353    15,391    16,941

                       See Notes to Financial Statements.

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                                       8

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                         AMERICAN GAS INDEX FUND, INC.

                         NOTES TO FINANCIAL STATEMENTS

                                March 31, 1999

1. SIGNIFICANT ACCOUNTING POLICIES

American Gas Index Fund, Inc. (the "Fund") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as an open-end, diversified investment company. The Fund is authorized to issue 1,000,000,000 shares of $0.001 par value capital stock. The Fund invests primarily in the common stock of natural gas distribution and transmission companies. Since the Fund has a specialized focus, it carries more risk than a fund that invests more generally. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following is a summary of significant accounting policies which the Fund follows.

    (a) Securities listed on stock exchanges are valued at the last sales price of the applicable exchange. Over-the-Counter securities are valued at the last sales price. If market quotations are not readily available, the Board of Directors will value the Fund's securities in good faith.

    (b) Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Interest income is accrued on a daily basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities transactions are computed on an identified cost basis.

    (c) Net investment income is computed, and dividends are declared quarterly. Dividends are reinvested in additional shares unless shareholders request payment in cash. Capital gains, if any, are distributed annually.

    (d) The Fund complies with the provisions of the Internal Revenue Code applicable to regulated investment companies and distributes all net investment income to its shareholders. Therefore, no Federal income tax provision is required.

2. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment advisory and management services are provided by Money Management Associates (the "Adviser"). Under an agreement with the Adviser, the Fund pays a fee for such services at an annual rate of 0.40% of the average daily net assets of the Fund. Certain Officers and Directors of the Fund are affiliated with the Adviser.

Rushmore Trust and Savings, FSB ("Rushmore Trust"), a majority-owned subsidiary of the Adviser, provides transfer agency, dividend-disbursing and other shareholder services to the Fund. In addition, Rushmore Trust serves as custodian of the Fund's assets and pays the operating expenses of the Fund. For these services Rushmore Trust receives an annual fee of 0.35% of the average daily net assets of the Fund.

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                                       9

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The American Gas Association (A.G.A.) serves as administrator for the Fund. As administrator, A.G.A. is responsible for calculating and maintaining the Index and providing the Fund with information concerning the natural gas industry. For these services the Fund pays a fee at an annual rate of 0.10% of the average daily net assets of the Fund.

3. SECURITIES TRANSACTIONS

For the year ended March 31, 1999, purchases of securities were $22,477,220, and sales of securities were $30,439,272. These totals exclude short-term securities.

4. UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENTS

As of March 31, 1999, net unrealized appreciation of investments for Federal income tax purposes was $72,840,720 of which $76,935,426 related to appreciated investments and $4,094,706 related to depreciated investments. At March 31, 1999, the cost of the Fund's securities for Federal income tax purposes was $126,165,255.

5. NET ASSETS

At March 31, 1999 net assets consisted of the following:

Paid-in-Capital................................................... $121,728,878
Net Unrealized Appreciation of Investments........................   74,004,688
Accumulated Realized Gain on Investment Transactions..............    4,506,186
Undistributed Net Investment Income...............................       77,058
                                                                   ------------
NET ASSETS........................................................ $200,316,810
                                                                   ============

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                                      10

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                         INDEPENDENT AUDITORS' REPORT

The Shareholders and Board of Directors of American Gas Index Fund, Inc.:

We have audited the statement of net assets of American Gas Index Fund, Inc. (the "Fund") as of March 31, 1999, the related statement of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March 31, 1999 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of American Gas Index Fund, Inc. at March 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

                             Deloitte & Touche LLP

Princeton, New Jersey
April 30, 1999

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                        [American Gas Index Fund]



                                Annual Report
                                March 31, 1999